UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

___________

FORM 8-K

___________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 9, 2010

Invesco Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-13908	98-0557567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Invesco Ltd.
1555 Peachtree Street N.E.
Atlanta, Georgia  30309

(Address of Principal Executive Offices)

(404) 892-0896
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act.

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.  Entry into a Material Definitive Agreement.

On November 9, 2010, Invesco Ltd. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with MSAM Holdings II, Inc., as selling stockholder (the “Selling Stockholder”), and Morgan Stanley & Co. Incorporated, as the representative of the underwriters set forth therein, in connection with a secondary registered public offering of 30,891,439 shares of the Company’s common stock, par value $0.20 per share, sold by the Selling Stockholder at a price of $21.48 per share, which will result in $663.5 million of proceeds for the Selling Stockholder (the “Offering”).  The Company will not receive any proceeds from the Offering.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.  The closing of the Offering occurred on November 16, 2010.

The foregoing description of the Underwriting Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-159312) that the Company filed with the Securities and Exchange Commission on May 18, 2009, as supplemented by a prospectus supplement dated November 9, 2010 (the “Prospectus Supplement”).  The offer and sale of the shares are described in the Prospectus Supplement.

Item 8.01.  Other Events

                On November 10, 2010, the Company issued a press release announcing that it had priced its underwritten public offering of 30,891,439 shares of its common stock at a price to the underwriters of $21.48 per share.  A copy of the press release relating to that announcement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 9, 2010, by and among Invesco Ltd., MSAM Holdings II, Inc. and Morgan Stanley & Co. Incorporated., as representative of the underwriters set forth therein
99.1	Press Release, dated November 10, 2010, issued by Invesco Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 16, 2010

Invesco Ltd.

By:         /s/ Kevin M. Carome

           Kevin M. Carome

           Senior Managing Director and

           General Counsel

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 9, 2010, by and among Invesco Ltd., MSAM Holdings II, Inc. and Morgan Stanley & Co. Incorporated., as representative of the underwriters set forth therein
99.1	Press Release, dated November 9, 2010, issued by Invesco Ltd.